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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                  MAY 15, 1998

                          CONTINENTAL CHOICE CARE, INC.
               (Exact name of Registrant as specified in Charter)

         NEW JERSEY                      0-24542                22-3276736
         ----------                      -------                ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

               25-B VREELAND ROAD, FLORHAM PARK, NEW JERSEY 07932
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number including area code: (973) 593-0500
                                                           --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name and former address, as changed since last report)






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Item 5.         Other Events.

         Effective May 15, 1998, Ronald A. Lefkon resigned his position as Chief Financial Officer of Continental Choice Care, Inc. ("Registrant").

         Mark N. Raab, the Registrant's controller, has been appointed acting Chief Financial Officer of the Registrant.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Continental Choice Care, Inc.
                                          -----------------------------
                                             (Registrant)


Dated: May 19, 1998                          By: /s/ Steven L. Trenk
                                                -----------------------
                                             Steven L. Trenk
                                             President